Exhibit 10.30

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such Portions are marked “[*]” in this document; they have been filed separately with the Commission.

Globalstar, Inc.

Ericsson Federal Inc.

Amendment
No. 3
to
Core Network Contract
GINC-C-08-0400

Tandem Switch for Globalstar Nigeria

Globalstar, Inc.

Ericsson Federal Inc.

Amendment No. 3

This Amendment No.3 to Contract Number # GINC-C-08-0400 (the “Contract” or the “Core Network Contract”) effective as of December 10, 2010 (“Amendment No. 3 Effective Date”) is entered into by and between Ericsson Federal Inc., a Delaware corporation (“Ericsson”) with a place of business at 1895 Preston White Dr., Suite 300, Reston, VA 20191 and Globalstar, Inc., a Delaware corporation (“Globalstar”) with offices at 461 South Milpitas Boulevard, Milpitas, California  95035 (each a “party” and collectively the “parties”).

WHEREAS, the parties entered into the Contract for the delivery of Products and Services with respect to Globalstar’s Second Generation Gateway Core Network Development dated October 1, 2008;

WHEREAS, the parties amended the Contract effective December 1, 2009 to include schedule changes to the original work under contract and to add Lawful Intercept, Session Border Gateway (SBG) Node, Signaling Compression (SigComp), Emergency Services Location (ESL) for Europe and High Penetration Alert (HPA) features as well as Support of Hughes Network Systems, LLC (“Hughes”) Testing (“Amendment No. 1”);

WHEREAS, the parties amended the Contract effective March 30, 2010 to make laboratory equipment available and provide associated support services for the Hughes RAN Testing effort (“Amendment No. 2”);  and

WHEREAS, the parties desire to amend the Contract to include the tandem switch to support Globalstar’s first generation gateway in Nigeria;

NOW, THEREFORE, the following changes and/or additions to the Contract are hereby agreed to by the parties:

1.	The Exhibit A-2, Pricing Schedule, attached hereto, is hereby incorporated into the Contract.

2.	The updated Exhibit B, Termination Liability Schedule, attached hereto, replaces Exhibit B, Termination Liability Schedule of Amendment No. 1.

3.	The Exhibit B-1, Termination Liability Schedule, attached hereto, is hereby incorporated into the Contract.

Globalstar – Change Order No. 3 – Globalstar Core Network Contract # GINC-C-08-0400	Page 2 of 4

ERICSSON FEDERAL INC. – PROPRIETARY & CONFIDENTIAL
not for transmittal, reproduction, disclosure or other use in whole or in part without the express written authorization of ericsson federal inc.

Globalstar, Inc.

Ericsson Federal Inc.

4.	The updated Exhibit C, Payment Milestones, attached hereto, replaces Exhibit C, Payment Milestones of Amendment No.1.

5.	The Exhibit C-1, Payment Milestones, is hereby incorporated into the Contract.

6.	The Exhibit D-2, Statement of Work for the Tandem Switch for Globalstar Nigeria, attached hereto, is hereby incorporated into the Contract.

7.
The Exhibit E, Statement of Compliance of the original Contract shall apply to the Tandem Switch for Globalstar Nigeria in the same manner it applies to other Products or Core Network components purchased under the original Contract.

The following highlights specific application:

(a)	[*]; and

(b)	[*].

8.
With respect to Article 1, Scope of Agreement and Article 5, Statement of Work of the Contract, the Work that Ericsson shall deliver under the Contract is amended to include the Tandem Switch for Globalstar Nigeria as set forth above.

9.
With respect to Article 10, Prices and Fees of the Contract, the Total Purchase Price is amended to be a firm fixed-price of Twenty Eight Million Two Hundred Fifty Three Thousand One Hundred Sixty Six United States Dollars (US$28,253,166).

Except as amended herein, all terms and conditions of the Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties to this Amendment No. 3 have caused their authorized representatives to execute this Amendment No. 3 as of the Amendment No. 3 Effective Date.

Globalstar – Change Order No. 3 – Globalstar Core Network Contract # GINC-C-08-0400	Page 3 of 4

ERICSSON FEDERAL INC. – PROPRIETARY & CONFIDENTIAL
not for transmittal, reproduction, disclosure or other use in whole or in part without the express written authorization of ericsson federal inc.

Globalstar, Inc.

Ericsson Federal Inc.

ERICSSON FEDERAL INC.		GLOBALSTAR, INC.

By:	/s/ David Thompson	By:	/s/ Paul Rosati

Name:	David Thompson	Name:	Paul Rosati

Title:	CFO	Title:	Contracts Manager

Attachments:

Exhibit A-2, Pricing Schedule
Exhibit B, Termination Liability Schedule
Exhibit B-1, Termination Liability Schedule
Exhibit C, Payment Milestones
Exhibit C-1, Payment Milestones
Exhibit D-2, Statement of Work

Globalstar – Change Order No. 3 – Globalstar Core Network Contract # GINC-C-08-0400	Page 4 of 4

ERICSSON FEDERAL INC. – PROPRIETARY & CONFIDENTIAL
not for transmittal, reproduction, disclosure or other use in whole or in part without the express written authorization of ericsson federal inc.

Exhibit A-2

Pricing Schedule

[*]

Exhibit B

Termination Liability Schedule

[*]

Exhibit B-1

Termination Liability Schedule

[*]

Exhibit C

Payment Milestones

[*]

Exhibit C-1

Payment Milestones

[*]

Exhibit D-2

Statement of Work

[*]